                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                          DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED OCTOBER 23, 1996




                                                  Commission File Number 1-11758

                                 Exhibit Index
                                 -------------


Exhibit No.             Description                             Page
-------------           -----------                             ----

99.1 Press release of the Registrant dated October 23, 1996 containing financial information for the quarter and nine months ended September 30, 1996.

Timothy Lee
Corporate Communications
212-392-8709

Amy Pappas
Investor Relations
212-392-6171

DEAN WITTER DISCOVER THIRD QUARTER EARNINGS PER SHARE UP 15%

NEW YORK, October 23 -- Dean Witter, Discover & Co. today reported third quarter earnings per share of $1.41 on a fully diluted basis, a 15 percent increase from $1.23 in the third quarter of last year. Net income was $239.0 million, up 9 percent from $218.7 million for the third quarter of 1995. Net operating revenues were $1.53 billion, a 5 percent advance over last year's third quarter $1.45 billion. Return on equity was 18.6 percent for the last twelve months.

Securities earnings of $119.0 million were 12 percent higher than the $106.7 million in the third quarter a year ago.
Credit Services earnings rose 7 percent to $120.0 million from $112.0 million for last year's third quarter.

"We are very pleased with these results," said Philip J.
Purcell, Chairman and Chief Executive Officer. "Earnings were up strongly in Securities. We continued to grow our assets under management and our expense discipline has been superb. In Credit Services, revenue growth remained strong and earnings were up, despite the industry-wide trend of rising credit card write-offs.

"In July, we announced several steps designed to offset the costs of rising write-offs. We continued to intensify these efforts, and these latest measures include higher over-limit fees, tightened terms on late fees and selective repricing of delinquent accounts. The steps we had previously taken have had a positive impact and along with these additional measures we expect an even greater impact in the fourth quarter and into next year."

Earnings per share for the first nine months of the year increased 10 percent to $4.21 on a fully diluted basis compared to $3.83 for the same period of 1995. Net income for the same nine months reached a record $723.6 million, up 7 percent from last year's $678.3 million. Year-to-date net operating revenues increased 9 percent over last year to $4.62 billion.

SECURITIES

The Company's Securities business continued to post strong results.

Third quarter asset management and administration fees increased 15 percent from last year's third quarter to $289.8 million. Assets under management and administration rose to a record $86.5 billion, up $10.1 billion over the end of last year's third quarter and up $7.0 billion from 1995 year end.

The number of account executives rose by 667 from last year's third quarter to 8,900, the sixth consecutive quarterly increase. Total client assets increased by over $5 billion during the quarter to $239.7 billion and were 12 percent above September 30, 1995. We added 139,000 client accounts in the quarter and 466,000 for the year-to-date -- the highest nine month total in Dean Witter's history.

The profit margin increased to 15.0 percent from 13.8 percent a year ago.
Net operating revenues of $794.2 million were 3 percent greater than the third quarter of last year. Operating expenses of $593.3 million were 1 percent below 1995's third quarter. Securities again achieved an outstanding 39.0 percent return on equity for the trailing twelve months.

CREDIT SERVICES
Credit Services key drivers continued to indicate strong across-the-board business growth.

Managed loans were up $5.6 billion to $33.8 billion, a 20 percent increase from the third quarter of 1995.

Merchant and cardmember fees were $462.8 million, on a
managed loan basis,   up 44 percent over last year's third
quarter. The increase was due to higher transaction volume and to pricing actions taken over the year's first nine months.

Net interest income rose 17 percent over last year's third quarter to $756.6 million, largely due to loan growth.

General purpose credit card accounts reached 38.4 million at quarter end, up 3.8 million, or 11 percent, over a year ago.

The NOVUS Network of merchant establishments, serving the Discover, Private Issue and BRAVO Cards, enrolled more than
100,000 merchant locations during the quarter and has enrolled 320,000 locations during the year's first nine months.

NOVUS Services launched the National Alliance For Species
Survival Card, its first affinity card. It is a co-branded program with the American Zoo and Aquarium Association.

Net operating revenues rose 8 percent to a record $731.8 million from the third quarter of 1995 despite a 65 percent increase in the provision for loan losses. The increase in the provision was due primarily to higher write-offs. The benefit from a revision in the Company's reserve estimates for loans intended to be securitized was approximately offset by increases in reserves for on-balance sheet loans.
Operating expenses increased 8 percent to $539.7 million from the third quarter of last year.

"We clearly have two excellent, growing businesses," Purcell said. "It's our job to make sure the growth and the strong profits continue."

                          DEAN WITTER, DISCOVER & CO.
                               Financial Summary
                       (in millions, except share data)
                                  (unaudited)

                                              Three Months                %
                                           Ended September 30,        Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                     $      1,306.2  $    1,114.3          17%
 Securities                                   917.2         904.3           1%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      2,223.4  $    2,018.6          10%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                     $        731.8  $      676.6           8%
 Securities                                   794.2         774.6           3%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      1,526.0  $    1,451.2           5%
                                        ===========   ===========

Net income
 Credit Services                     $        120.0  $      112.0           7%
 Securities                                   119.0         106.7          12%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $        239.0  $      218.7           9%
                                        ===========   ===========

Earnings per share:
Primary net income per share         $         1.42  $       1.24          15%

Primary avg common shares o/s (2)       168,862,776   176,506,874

Fully diluted net income per share   $         1.41  $       1.23          15%

Fully diluted avg common shares o/s (2) 169,218,102   177,259,935

Common shares o/s at period end         161,283,203   170,822,080

(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                          DEAN WITTER, DISCOVER & CO.
                               Financial Summary
                       (in millions, except share data)
                                  (unaudited)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                     $      3,719.0  $    3,127.8          19%
 Securities                                 2,866.2       2,678.9           7%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      6,585.2  $    5,806.7          13%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                     $      2,115.6  $    1,974.8           7%
 Securities                                 2,499.6       2,268.9          10%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      4,615.2  $    4,243.7           9%
                                        ===========   ===========

Net income
 Credit Services                     $        347.7  $      384.6         (10%)
 Securities                                   375.9         293.7          28%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $        723.6  $      678.3           7%
                                        ===========   ===========

Earnings per share:
Primary net income per share         $         4.21  $       3.87           9%

Primary avg common shares o/s (2)       171,706,822   175,173,650

Fully diluted net income per share   $         4.21  $       3.83          10%

Fully diluted avg common shares o/s (2) 171,865,248   176,934,268

Common shares o/s at period end         161,283,203   170,822,080

(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                          DEAN WITTER, DISCOVER & CO.
                           Consolidated Income Data
                       (in millions, except share data)
                        (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        462.8   $     322.5          44%
Commissions                                   264.3         266.2          (1%)
Asset management and admin. fees              289.8         251.7          15%
Servicing fees                                  0.0           0.0         --
Principal transactions                        107.0         121.6         (12%)
Investment banking                             45.7          45.1           1%
Other                                          20.7          16.3          27%
                                        -----------   -----------
  Total non-interest revenues               1,190.3       1,023.4          16%
                                        -----------   -----------

Interest revenue                            1,426.7       1,280.1          11%
Interest expense                              599.5         554.1           8%
                                        -----------   -----------
  Net interest income                         827.2         726.0          14%
Provision for losses on receivables           491.5         298.2          65%
                                        -----------   -----------
  Net credit income                           335.7         427.8         (22%)
                                        -----------   -----------
  Net operating revenues                    1,526.0       1,451.2           5%
                                        -----------   -----------

Employee compensation and benefits            525.8         511.5           3%
Marketing and business development            209.9         204.4           3%
Info. processing and communications           190.2         169.9          12%
Facilities and equipment                       63.8          60.8           5%
Other                                         143.3         148.9          (4%)
                                        -----------   -----------
  Total non-interest expenses               1,133.0       1,095.5           3%
                                        -----------   -----------

Income before income taxes                    393.0         355.7          10%
Income tax expense                            154.0         137.0          12%
                                        -----------   -----------

Net income                           $        239.0   $     218.7           9%
                                        ===========   ===========
Primary net income per share         $         1.42   $      1.24          15%
Primary avg common shares o/s           168,862,776   176,506,874
Fully diluted net income per share   $         1.41   $      1.23          15%
Fully diluted avg common shares o/s     169,218,102   177,259,935
Oper exp as a % of net oper revenues           74.2%         75.5%
Effective tax rate                             39.2%         38.5%

                          DEAN WITTER, DISCOVER & CO.
                           Consolidated Income Data
                       (in millions, except share data)
                        (unaudited, Managed loan basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $      1,249.8  $      892.9          40%
Commissions                                   868.8         748.7          16%
Asset management and admin. fees              850.5         748.2          14%
Servicing fees                                  0.0           0.0         --
Principal transactions                        340.4         367.8          (7%)
Investment banking                            168.0         132.7          27%
Other                                          79.0          69.4          14%
                                        -----------   -----------
  Total non-interest revenues               3,556.5       2,959.7          20%
                                        -----------   -----------

Interest revenue                            4,148.0       3,676.3          13%
Interest expense                            1,761.9       1,642.9           7%
                                        -----------   -----------
  Net interest income                       2,386.1       2,033.4          17%
Provision for losses on receivables         1,327.4         749.4          77%
                                        -----------   -----------
  Net credit income                         1,058.7       1,284.0         (18%)
                                        -----------   -----------
  Net operating revenues                    4,615.2       4,243.7           9%
                                        -----------   -----------

Employee compensation and benefits          1,649.0       1,484.7          11%
Marketing and business development            603.2         511.1          18%
Info. processing and communications           558.2         496.0          13%
Facilities and equipment                      188.7         173.6           9%
Other                                         434.6         475.0          (9%)
                                        -----------   -----------
  Total non-interest expenses               3,433.7       3,140.4           9%
                                        -----------   -----------

Income before income taxes                  1,181.5       1,103.3           7%
Income tax expense                            457.9         425.0           8%
                                        -----------   -----------

Net income                           $        723.6  $      678.3           7%
                                        ===========   ===========
Primary net income per share         $         4.21  $       3.87           9%
Primary avg common shares o/s           171,706,822   175,173,650
Fully diluted net income per share   $         4.21  $       3.83          10%
Fully diluted avg common shares o/s     171,865,248   176,934,268
Oper exp as a % of net oper revenues           74.4%         74.0%
Effective tax rate                             38.8%         38.5%

                          DEAN WITTER, DISCOVER & CO.
                    Credit Services Summarized Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        462.8   $     322.5          44%
Servicing fees                                  0.0           0.0         --
Other                                           1.1           0.9         --
                                        -----------   -----------
  Total non-interest revenues                 463.9         323.4          43%
                                        -----------   -----------

Interest revenue                            1,235.9       1,075.8          15%
Interest expense                              479.3         426.8          12%
                                        -----------   -----------
  Net interest income                         756.6         649.0          17%
Provision for loan losses                     488.7         295.8          65%
                                        -----------   -----------
  Net credit income                           267.9         353.2         (24%)
                                        -----------   -----------
  Net operating revenues                      731.8         676.6           8%
                                        -----------   -----------

Employee compensation and benefits            129.8         112.3          16%
Marketing and business development            187.5         187.6         --
Info. processing and communications           123.6         107.2          15%
Facilities and equipment                       15.6          13.5          16%
Other                                          83.2          77.1           8%
                                        -----------   -----------
  Total non-interest expenses                 539.7         497.7           8%
                                        -----------   -----------

Income before income taxes                    192.1         178.9           7%
Income tax expense                             72.1          66.9           8%
                                        -----------   -----------

Net income                           $        120.0   $     112.0           7%
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.7%         73.6%
Profit margin (1)                            16.4%         16.6%
Effective tax rate                           37.5%         37.4%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                    Credit Services Summarized Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $      1,249.8   $     892.9          40%
Servicing fees                                  0.0           0.0         --
Other                                           7.4           1.6         --
                                        -----------   -----------
  Total non-interest revenues               1,257.2         894.5          41%
                                        -----------   -----------

Interest revenue                            3,581.1       3,062.6          17%
Interest expense                            1,404.0       1,240.4          13%
                                        -----------   -----------
  Net interest income                       2,177.1       1,822.2          19%
Provision for loan losses                   1,318.7         741.9          78%
                                        -----------   -----------
  Net credit income                           858.4       1,080.3         (21%)
                                        -----------   -----------
  Net operating revenues                    2,115.6       1,974.8           7%
                                        -----------   -----------

Employee compensation and benefits            373.3         319.4          17%
Marketing and business development            525.9         444.1          18%
Info. processing and communications           354.9         303.5          17%
Facilities and equipment                       45.8          37.4          22%
Other                                         263.1         253.6           4%
                                        -----------   -----------
  Total non-interest expenses               1,563.0       1,358.0          15%
                                        -----------   -----------

Income before income taxes                    552.6         616.8         (10%)
Income tax expense                            204.9         232.2         (12%)
                                        -----------   -----------

Net income                           $        347.7   $     384.6         (10%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.9%         68.8%
Profit margin (1)                            16.4%         19.5%
Effective tax rate                           37.1%         37.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                       Securities Summarized Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        264.3   $     266.2          (1%)
Asset management and admin. fees              289.8         251.7          15%
Principal transactions                        107.0         121.6         (12%)
Investment banking                             45.7          45.1           1%
Other                                          19.6          15.4          27%
                                        -----------   -----------
  Total non-interest revenues                 726.4         700.0           4%
                                        -----------   -----------

Interest revenue                              190.8         204.3          (7%)
Interest expense                              120.2         127.2          (6%)
                                        -----------   -----------
  Net interest income                          70.6          77.1          (8%)
Provision for losses on receivables             2.8           2.5          12%
                                        -----------   -----------
  Net credit income                            67.8          74.6          (9%)
                                        -----------   -----------
  Net operating revenues                      794.2         774.6           3%
                                        -----------   -----------

Employee compensation and benefits            396.0         399.2          (1%)
Marketing and business development             22.4          16.8          33%
Info. processing and communications            66.6          62.7           6%
Facilities and equipment                       48.2          47.3           2%
Other                                          60.1          71.8         (16%)
                                        -----------   -----------
  Total non-interest expenses                 593.3         597.8          (1%)
                                        -----------   -----------

Income before income taxes                    200.9         176.8          14%
Income tax expense                             81.9          70.1          17%
                                        -----------   -----------

Net income                           $        119.0   $     106.7          12%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.7%         77.2%
Profit margin (1)                            15.0%         13.8%
Effective tax rate                           40.8%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                       Securities Summarized Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        868.8   $     748.7          16%
Asset management and admin. fees              850.5         748.2          14%
Principal transactions                        340.4         367.8          (7%)
Investment banking                            168.0         132.7          27%
Other                                          71.6          67.8           6%
                                        -----------   -----------
  Total non-interest revenues               2,299.3       2,065.2          11%
                                        -----------   -----------

Interest revenue                              566.9         613.7          (8%)
Interest expense                              357.9         402.4         (11%)
                                        -----------   -----------
  Net interest income                         209.0         211.3          (1%)
Provision for losses on receivables             8.7           7.6          14%
                                        -----------   -----------
  Net credit income                           200.3         203.7          (2%)
                                        -----------   -----------
  Net operating revenues                    2,499.6       2,268.9          10%
                                        -----------   -----------

Employee compensation and benefits          1,275.7       1,165.3           9%
Marketing and business development             77.3          67.0          15%
Info. processing and communications           203.3         192.5           6%
Facilities and equipment                      142.9         136.2           5%
Other                                         171.5         221.4         (23%)
                                        -----------   -----------
  Total non-interest expenses               1,870.7       1,782.4           5%
                                        -----------   -----------

Income before income taxes                    628.9         486.5          29%
Income tax expense                            253.0         192.8          31%
                                        -----------   -----------

Net income                           $        375.9   $     293.7          28%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.8%         78.6%
Profit margin (1)                            15.0%         12.9%
Effective tax rate                           40.2%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        462.8   $     419.5    $    367.5
Commissions                                   264.3         303.8         300.7
Asset management and admin. fees              289.8         285.8         274.9
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        107.0         114.5         118.9
Investment banking                             45.7          57.6          64.7
Other                                          20.7          33.5          24.8
                                        -----------   -----------   -----------
  Total non-interest revenues               1,190.3       1,214.7       1,151.5
                                        -----------   -----------   -----------

Interest revenue                            1,426.7       1,366.7       1,354.6
Interest expense                              599.5         582.8         579.6
                                        -----------   -----------   -----------
  Net interest income                         827.2         783.9         775.0
Provision for losses on receivables           491.5         456.9         379.0
                                        -----------   -----------   -----------
  Net credit income                           335.7         327.0         396.0
                                        -----------   -----------   -----------
  Net operating revenues                    1,526.0       1,541.7       1,547.5
                                        -----------   -----------   -----------

Employee compensation and benefits            525.8         552.9         570.3
Marketing and business development            209.9         201.4         191.9
Info. processing and communications           190.2         185.9         182.1
Facilities and equipment                       63.8          63.7          61.2
Other                                         143.3         149.7         141.6
                                        -----------   -----------   -----------
  Total non-interest expenses               1,133.0       1,153.6       1,147.1
                                        -----------   -----------   -----------

Income before income taxes                    393.0         388.1         400.4
Income tax expense                            154.0         149.3         154.6
                                        -----------   -----------   -----------

Net income                           $        239.0   $     238.8    $    245.8
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        379.7   $     322.5    $    298.8
Commissions                                   273.8         266.2         247.9
Asset management and admin. fees              258.6         251.7         251.0
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        111.1         121.6         120.8
Investment banking                             48.8          45.1          48.7
Other                                          24.1          16.3          26.1
                                        -----------   -----------   -----------
  Total non-interest revenues               1,096.1       1,023.4         993.3
                                        -----------   -----------   -----------

Interest revenue                            1,337.9       1,280.1       1,240.9
Interest expense                              580.5         554.1         566.9
                                        -----------   -----------   -----------
  Net interest income                         757.4         726.0         674.0
Provision for losses on receivables           421.3         298.2         242.4
                                        -----------   -----------   -----------
  Net credit income                           336.1         427.8         431.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,432.2       1,451.2       1,424.9
                                        -----------   -----------   -----------

Employee compensation and benefits            496.9         511.5         489.5
Marketing and business development            224.0         204.4         159.0
Info. processing and communications           191.5         169.9         171.7
Facilities and equipment                       61.9          60.8          58.4
Other                                         165.3         148.9         161.0
                                        -----------   -----------   -----------
  Total non-interest expenses               1,139.6       1,095.5       1,039.6
                                        -----------   -----------   -----------

Income before income taxes                    292.6         355.7         385.3
Income tax expense                            114.5         137.0         147.8
                                        -----------   -----------   -----------

Net income                           $        178.1   $     218.7    $    237.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            3/31/95      12/31/94       9/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        271.6   $     300.3    $    264.7
Commissions                                   234.6         211.6         208.2
Asset management and admin. fees              245.5         245.3         243.9
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        125.4         121.6         105.8
Investment banking                             38.9          41.1          32.5
Other                                          27.0          30.8          12.5
                                        -----------   -----------   -----------
  Total non-interest revenues                 943.0         950.7         867.6
                                        -----------   -----------   -----------

Interest revenue                            1,155.3       1,095.7         980.7
Interest expense                              521.9         484.2         397.5
                                        -----------   -----------   -----------
  Net interest income                         633.4         611.5         583.2
Provision for losses on receivables           208.8         304.0         210.1
                                        -----------   -----------   -----------
  Net credit income                           424.6         307.5         373.1
                                        -----------   -----------   -----------
  Net operating revenues                    1,367.6       1,258.2       1,240.7
                                        -----------   -----------   -----------

Employee compensation and benefits            483.7         428.1         432.7
Marketing and business development            147.7         201.7         167.5
Info. processing and communications           154.4         164.4         146.2
Facilities and equipment                       54.4          57.7          58.1
Other                                         165.1         173.8         136.0
                                        -----------   -----------   -----------
  Total non-interest expenses               1,005.3       1,025.7         940.5
                                        -----------   -----------   -----------

Income before income taxes                    362.3         232.5         300.2
Income tax expense                            140.2          92.5         115.7
                                        -----------   -----------   -----------

Net income                           $        222.1   $     140.0    $    184.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        462.8   $     419.5    $    367.5
Servicing fees                                  0.0           0.0           0.0
Other                                           1.1           1.2           5.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 463.9         420.7         372.6
                                        -----------   -----------   -----------

Interest revenue                            1,235.9       1,176.8       1,168.4
Interest expense                              479.3         460.7         464.0
                                        -----------   -----------   -----------
  Net interest income                         756.6         716.1         704.4
Provision for loan losses                     488.7         454.0         376.0
                                        -----------   -----------   -----------
  Net credit income                           267.9         262.1         328.4
                                        -----------   -----------   -----------
  Net operating revenues                      731.8         682.8         701.0
                                        -----------   -----------   -----------

Employee compensation and benefits            129.8         119.3         124.2
Marketing and business development            187.5         174.0         164.4
Info. processing and communications           123.6         116.9         114.4
Facilities and equipment                       15.6          15.4          14.8
Other                                          83.2          94.1          85.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 539.7         519.7         503.6
                                        -----------   -----------   -----------

Income before income taxes                    192.1         163.1         197.4
Income tax expense                             72.1          59.7          73.1
                                        -----------   -----------   -----------

Net income                           $        120.0   $     103.4    $    124.3
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        379.7   $     322.5    $    298.8
Servicing fees                                  0.0           0.0           0.0
Other                                           1.0           0.9           0.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 380.7         323.4         299.2
                                        -----------   -----------   -----------

Interest revenue                            1,131.5       1,075.8       1,025.2
Interest expense                              453.7         426.8         418.9
                                        -----------   -----------   -----------
  Net interest income                         677.8         649.0         606.3
Provision for loan losses                     415.6         295.8         240.5
                                        -----------   -----------   -----------
  Net credit income                           262.2         353.2         365.8
                                        -----------   -----------   -----------
  Net operating revenues                      642.9         676.6         665.0
                                        -----------   -----------   -----------

Employee compensation and benefits            119.2         112.3         104.8
Marketing and business development            201.2         187.6         132.0
Info. processing and communications           115.5         107.2         105.4
Facilities and equipment                       13.7          13.5          12.1
Other                                          89.2          77.1          85.4
                                        -----------   -----------   -----------
  Total non-interest expenses                 538.8         497.7         439.7
                                        -----------   -----------   -----------

Income before income taxes                    104.1         178.9         225.3
Income tax expense                             41.8          66.9          84.7
                                        -----------   -----------   -----------

Net income                           $         62.3   $     112.0    $    140.6
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                        (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/95       12/31/94       9/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        271.6   $     300.3    $    264.7
Servicing fees                                  0.0           0.0           0.0
Other                                           0.3           0.3           0.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 271.9         300.6         264.9
                                        -----------   -----------   -----------

Interest revenue                              961.6         912.0         842.2
Interest expense                              394.7         362.2         312.7
                                        -----------   -----------   -----------
  Net interest income                         566.9         549.8         529.5
Provision for loan losses                     205.6         300.7         207.9
                                        -----------   -----------   -----------
  Net credit income                           361.3         249.1         321.6
                                        -----------   -----------   -----------
  Net operating revenues                      633.2         549.7         586.5
                                        -----------   -----------   -----------

Employee compensation and benefits            102.3          97.2          95.4
Marketing and business development            124.5         177.7         146.8
Info. processing and communications            90.9          95.7          85.4
Facilities and equipment                       11.8          11.5          11.3
Other                                          91.1          83.3          71.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 420.6         465.4         410.5
                                        -----------   -----------   -----------

Income before income taxes                    212.6          84.3         176.0
Income tax expense                             80.6          32.4          66.4
                                        -----------   -----------   -----------

Net income                           $        132.0   $      51.9    $    109.6
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Commissions                          $        264.3   $     303.8    $    300.7
Asset management and admin. fees              289.8         285.8         274.9
Principal transactions                        107.0         114.5         118.9
Investment banking                             45.7          57.6          64.7
Other                                          19.6          32.3          19.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 726.4         794.0         778.9
                                        -----------   -----------   -----------

Interest revenue                              190.8         189.9         186.2
Interest expense                              120.2         122.1         115.6
                                        -----------   -----------   -----------
  Net interest income                          70.6          67.8          70.6
Provision for losses on receivables             2.8           2.9           3.0
                                        -----------   -----------   -----------
  Net credit income                            67.8          64.9          67.6
                                        -----------   -----------   -----------
  Net operating revenues                      794.2         858.9         846.5
                                        -----------   -----------   -----------

Employee compensation and benefits            396.0         433.6         446.1
Marketing and business development             22.4          27.4          27.5
Info. processing and communications            66.6          69.0          67.7
Facilities and equipment                       48.2          48.3          46.4
Other                                          60.1          55.6          55.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 593.3         633.9         643.5
                                        -----------   -----------   -----------

Income before income taxes                    200.9         225.0         203.0
Income tax expense                             81.9          89.6          81.5
                                        -----------   -----------   -----------

Net income                           $        119.0   $     135.4    $    121.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Commissions                          $        273.8   $     266.2    $    247.9
Asset management and admin. fees              258.6         251.7         251.0
Principal transactions                        111.1         121.6         120.8
Investment banking                             48.8          45.1          48.7
Other                                          23.1          15.4          25.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 715.4         700.0         694.1
                                        -----------   -----------   -----------

Interest revenue                              206.4         204.3         215.7
Interest expense                              126.9         127.2         148.0
                                        -----------   -----------   -----------
  Net interest income                          79.5          77.1          67.7
Provision for losses on receivables             5.6           2.5           1.9
                                        -----------   -----------   -----------
  Net credit income                            73.9          74.6          65.8
                                        -----------   -----------   -----------
  Net operating revenues                      789.3         774.6         759.9
                                        -----------   -----------   -----------

Employee compensation and benefits            377.7         399.2         384.7
Marketing and business development             22.8          16.8          27.0
Info. processing and communications            76.0          62.7          66.3
Facilities and equipment                       48.2          47.3          46.3
Other                                          76.1          71.8          75.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 600.8         597.8         599.9
                                        -----------   -----------   -----------

Income before income taxes                    188.5         176.8         160.0
Income tax expense                             72.7          70.1          63.1
                                        -----------   -----------   -----------

Net income                           $        115.8   $     106.7    $     96.9
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/95       12/31/94       9/30/94
                                        -----------   -----------   -----------
Commissions                          $        234.6   $     211.6    $    208.2
Asset management and admin. fees              245.5         245.3         243.9
Principal transactions                        125.4         121.6         105.8
Investment banking                             38.9          41.1          32.5
Other                                          26.7          30.5          12.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 671.1         650.1         602.7
                                        -----------   -----------   -----------

Interest revenue                              193.7         183.7         138.5
Interest expense                              127.2         122.0          84.8
                                        -----------   -----------   -----------
  Net interest income                          66.5          61.7          53.7
Provision for losses on receivables             3.2           3.3           2.2
                                        -----------   -----------   -----------
  Net credit income                            63.3          58.4          51.5
                                        -----------   -----------   -----------
  Net operating revenues                      734.4         708.5         654.2
                                        -----------   -----------   -----------

Employee compensation and benefits            381.4         330.9         337.3
Marketing and business development             23.2          24.0          20.7
Info. processing and communications            63.5          68.7          60.8
Facilities and equipment                       42.6          46.2          46.8
Other                                          74.0          90.5          64.4
                                        -----------   -----------   -----------
  Total non-interest expenses                 584.7         560.3         530.0
                                        -----------   -----------   -----------

Income before income taxes                    149.7         148.2         124.2
Income tax expense                             59.6          60.1          49.3
                                        -----------   -----------   -----------

Net income                           $         90.1   $      88.1    $     74.9
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                           Consolidated Income Data
                       (in millions, except share data)
                            (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        379.5    $    285.8          33%
Commissions                                   264.3         266.2          (1%)
Asset management and admin. fees              289.8         251.7          15%
Servicing fees                                222.7         187.8          19%
Principal transactions                        107.0         121.6         (12%)
Investment banking                             45.7          45.1           1%
Other                                          20.7          16.2          28%
                                        -----------   -----------
  Total non-interest revenues               1,329.7       1,174.4          13%
                                        -----------   -----------

Interest revenue                              893.7         844.2           6%
Interest expense                              390.4         374.7           4%
                                        -----------   -----------
  Net interest income                         503.3         469.5           7%
Provision for losses on receivables           307.0         192.7          59%
                                        -----------   -----------
  Net credit income                           196.3         276.8         (29%)
                                        -----------   -----------
  Net operating revenues                    1,526.0       1,451.2           5%
                                        -----------   -----------

Employee compensation and benefits            525.8         511.5           3%
Marketing and business development            209.9         204.4           3%
Info. processing and communications           190.2         169.9          12%
Facilities and equipment                       63.8          60.8           5%
Other                                         143.3         148.9          (4%)
                                        -----------   -----------
  Total non-interest expenses               1,133.0       1,095.5           3%
                                        -----------   -----------

Income before income taxes                    393.0         355.7          10%
Income tax expense                            154.0         137.0          12%
                                        -----------   -----------

Net income                           $        239.0    $    218.7           9%
                                        ===========   ===========
Primary net income per share         $         1.42    $     1.24          15%
Primary avg common shares o/s           168,862,776   176,506,874
Fully diluted net income per share   $         1.41    $     1.23
Fully diluted avg common shares o/s     169,218,102   177,259,935          15%
Oper exp as a % of net oper revenues           74.2%         75.5%
Effective tax rate                             39.2%         38.5%

                          DEAN WITTER, DISCOVER & CO.
                           Consolidated Income Data
                       (in millions, except share data)
                            (unaudited, GAAP basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $      1,045.6    $    791.7          32%
Commissions                                   868.8         748.7          16%
Asset management and admin. fees              850.5         748.2          14%
Servicing fees                                614.5         534.3          15%
Principal transactions                        340.4         367.8          (7%)
Investment banking                            168.0         132.7          27%
Other                                          79.0          69.3          14%
                                        -----------   -----------
  Total non-interest revenues               3,966.8       3,392.7          17%
                                        -----------   -----------

Interest revenue                            2,618.4       2,414.0           8%
Interest expense                            1,160.8       1,112.0           4%
                                        -----------   -----------
  Net interest income                       1,457.6       1,302.0          12%
Provision for losses on receivables           809.2         451.0          79%
                                        -----------   -----------
  Net credit income                           648.4         851.0         (24%)
                                        -----------   -----------
  Net operating revenues                    4,615.2       4,243.7           9%
                                        -----------   -----------

Employee compensation and benefits          1,649.0       1,484.7          11%
Marketing and business development            603.2         511.1          18%
Info. processing and communications           558.2         496.0          13%
Facilities and equipment                      188.7         173.6           9%
Other                                         434.6         475.0          (9%)
                                        -----------   -----------
  Total non-interest expenses               3,433.7       3,140.4           9%
                                        -----------   -----------

Income before income taxes                  1,181.5       1,103.3           7%
Income tax expense                            457.9         425.0           8%
                                        -----------   -----------

Net income                           $        723.6    $    678.3           7%
                                        ===========   ===========
Primary net income per share         $         4.21    $     3.87           9%
Primary avg common shares o/s           171,706,822   175,173,650
Fully diluted net income per share   $         4.21    $     3.83          10%
Fully diluted avg common shares o/s     171,865,248   176,934,268
Oper exp as a % of net oper revenues           74.4%         74.0%
Effective tax rate                             38.8%         38.5%

                          DEAN WITTER, DISCOVER & CO.
                    Credit Services Summarized Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)    $        379.5    $    285.8          33%
Servicing fees  (1)                           222.7         187.8          19%
Other                                           1.1           0.8         --
                                        -----------   -----------
  Total non-interest revenues                 603.3         474.4          27%
                                        -----------   -----------

Interest revenue  (1)                         702.9         639.9          10%
Interest expense  (1)                         270.2         247.5           9%
                                        -----------   -----------
  Net interest income                         432.7         392.4          10%
Provision for loan losses (1)                 304.2         190.2          60%
                                        -----------   -----------
  Net credit income                           128.5         202.2         (36%)
                                        -----------   -----------
  Net operating revenues                      731.8         676.6           8%
                                        -----------   -----------

Employee compensation and benefits            129.8         112.3          16%
Marketing and business development            187.5         187.6         --
Info. processing and communications           123.6         107.2          15%
Facilities and equipment                       15.6          13.5          16%
Other                                          83.2          77.1           8%
                                        -----------   -----------
  Total non-interest expenses                 539.7         497.7           8%
                                        -----------   -----------

Income before income taxes                    192.1         178.9           7%
Income tax expense                             72.1          66.9           8%
                                        -----------   -----------

Net income                           $        120.0    $    112.0           7%
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.7%         73.6%
Profit margin (2)                            16.4%         16.6%
Effective tax rate                           37.5%         37.4%

(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
For comparative information on a managed loan basis, see previous pages.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                    Credit Services Summarized Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)    $      1,045.6    $    791.7          32%
Servicing fees  (1)                           614.5         534.3          15%
Other                                           7.4           1.5         --
                                        -----------   -----------
  Total non-interest revenues               1,667.5       1,327.5          26%
                                        -----------   -----------

Interest revenue  (1)                       2,051.5       1,800.3          14%
Interest expense  (1)                         802.9         709.6          13%
                                        -----------   -----------
  Net interest income                       1,248.6       1,090.7          14%
Provision for loan losses (1)                 800.5         443.4          81%
                                        -----------   -----------
  Net credit income                           448.1         647.3         (31%)
                                        -----------   -----------
  Net operating revenues                    2,115.6       1,974.8           7%
                                        -----------   -----------

Employee compensation and benefits            373.3         319.4          17%
Marketing and business development            525.9         444.1          18%
Info. processing and communications           354.9         303.5          17%
Facilities and equipment                       45.8          37.4          22%
Other                                         263.1         253.6           4%
                                        -----------   -----------
  Total non-interest expenses               1,563.0       1,358.0          15%
                                        -----------   -----------

Income before income taxes                    552.6         616.8         (10%)
Income tax expense                            204.9         232.2         (12%)
                                        -----------   -----------

Net income                           $        347.7    $    384.6         (10%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.9%         68.8%
Profit margin (2)                            16.4%         19.5%
Effective tax rate                           37.1%         37.6%

(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
For comparative information on a managed loan basis, see previous pages.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                       Securities Summarized Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        264.3   $     266.2          (1%)
Asset management and admin. fees              289.8         251.7          15%
Principal transactions                        107.0         121.6         (12%)
Investment banking                             45.7          45.1           1%
Other                                          19.6          15.4          27%
                                        -----------   -----------
  Total non-interest revenues                 726.4         700.0           4%
                                        -----------   -----------

Interest revenue                              190.8         204.3          (7%)
Interest expense                              120.2         127.2          (6%)
                                        -----------   -----------
  Net interest income                          70.6          77.1          (8%)
Provision for losses on receivables             2.8           2.5          12%
                                        -----------   -----------
  Net credit income                            67.8          74.6          (9%)
                                        -----------   -----------
  Net operating revenues                      794.2         774.6           3%
                                        -----------   -----------

Employee compensation and benefits            396.0         399.2          (1%)
Marketing and business development             22.4          16.8          33%
Info. processing and communications            66.6          62.7           6%
Facilities and equipment                       48.2          47.3           2%
Other                                          60.1          71.8         (16%)
                                        -----------   -----------
  Total non-interest expenses                 593.3         597.8          (1%)
                                        -----------   -----------

Income before income taxes                    200.9         176.8          14%
Income tax expense                             81.9          70.1          17%
                                        -----------   -----------

Net income                           $        119.0   $     106.7          12%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.7%         77.2%
Profit margin (1)                            15.0%         13.8%
Effective tax rate                           40.8%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                       Securities Summarized Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                              Nine Months                %
                                             Ended September 30,      Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        868.8    $    748.7          16%
Asset management and admin. fees              850.5         748.2          14%
Principal transactions                        340.4         367.8          (7%)
Investment banking                            168.0         132.7          27%
Other                                          71.6          67.8           6%
                                        -----------   -----------
  Total non-interest revenues               2,299.3       2,065.2          11%
                                        -----------   -----------

Interest revenue                              566.9         613.7          (8%)
Interest expense                              357.9         402.4         (11%)
                                        -----------   -----------
  Net interest income                         209.0         211.3          (1%)
Provision for losses on receivables             8.7           7.6          14%
                                        -----------   -----------
  Net credit income                           200.3         203.7          (2%)
                                        -----------   -----------
  Net operating revenues                    2,499.6       2,268.9          10%
                                        -----------   -----------

Employee compensation and benefits          1,275.7       1,165.3           9%
Marketing and business development             77.3          67.0          15%
Info. processing and communications           203.3         192.5           6%
Facilities and equipment                      142.9         136.2           5%
Other                                         171.5         221.4         (23%)
                                        -----------   -----------
  Total non-interest expenses               1,870.7       1,782.4           5%
                                        -----------   -----------

Income before income taxes                    628.9         486.5          29%
Income tax expense                            253.0         192.8          31%
                                        -----------   -----------

Net income                           $        375.9    $    293.7          28%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.8%         78.6%
Profit margin (1)                            15.0%         12.9%
Effective tax rate                           40.2%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        379.5    $    345.6    $    320.5
Commissions                                   264.3         303.8         300.7
Asset management and admin. fees              289.8         285.8         274.9
Servicing fees                                222.7         191.5         200.3
Principal transactions                        107.0         114.5         118.9
Investment banking                             45.7          57.6          64.7
Other                                          20.7          33.5          24.8
                                        -----------   -----------   -----------
  Total non-interest revenues               1,329.7       1,332.3       1,304.8
                                        -----------   -----------   -----------

Interest revenue                              893.7         863.3         861.4
Interest expense                              390.4         379.7         390.7
                                        -----------   -----------   -----------
  Net interest income                         503.3         483.6         470.7
Provision for losses on receivables           307.0         274.2         228.0
                                        -----------   -----------   -----------
  Net credit income                           196.3         209.4         242.7
                                        -----------   -----------   -----------
  Net operating revenues                    1,526.0       1,541.7       1,547.5
                                        -----------   -----------   -----------

Employee compensation and benefits            525.8         552.9         570.3
Marketing and business development            209.9         201.4         191.9
Info. processing and communications           190.2         185.9         182.1
Facilities and equipment                       63.8          63.7          61.2
Other                                         143.3         149.7         141.6
                                        -----------   -----------   -----------
  Total non-interest expenses               1,133.0       1,153.6       1,147.1
                                        -----------   -----------   -----------

Income before income taxes                    393.0         388.1         400.4
Income tax expense                            154.0         149.3         154.6
                                        -----------   -----------   -----------

Net income                           $        239.0    $    238.8    $    245.8
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        343.6    $    285.8    $    265.6
Commissions                                   273.8         266.2         247.9
Asset management and admin. fees              258.6         251.7         251.0
Servicing fees                                162.6         187.8         174.2
Principal transactions                        111.1         121.6         120.8
Investment banking                             48.8          45.1          48.7
Other                                          24.2          16.2          26.1
                                        -----------   -----------   -----------
  Total non-interest revenues               1,222.7       1,174.4       1,134.3
                                        -----------   -----------   -----------

Interest revenue                              905.0         844.2         812.6
Interest expense                              402.8         374.7         384.4
                                        -----------   -----------   -----------
  Net interest income                         502.2         469.5         428.2
Provision for losses on receivables           292.7         192.7         137.6
                                        -----------   -----------   -----------
  Net credit income                           209.5         276.8         290.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,432.2       1,451.2       1,424.9
                                        -----------   -----------   -----------

Employee compensation and benefits            496.9         511.5         489.5
Marketing and business development            224.0         204.4         159.0
Info. processing and communications           191.5         169.9         171.7
Facilities and equipment                       61.9          60.8          58.4
Other                                         165.3         148.9         161.0
                                        -----------   -----------   -----------
  Total non-interest expenses               1,139.6       1,095.5       1,039.6
                                        -----------   -----------   -----------

Income before income taxes                    292.6         355.7         385.3
Income tax expense                            114.5         137.0         147.8
                                        -----------   -----------   -----------

Net income                           $        178.1    $    218.7    $    237.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                      Quarterly Consolidated Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            3/31/95      12/31/94       9/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        240.3    $    268.9    $    238.6
Commissions                                   234.6         211.6         208.2
Asset management and admin. fees              245.5         245.3         243.9
Servicing fees                                172.3         162.3         145.9
Principal transactions                        125.4         121.6         105.8
Investment banking                             38.9          41.1          32.5
Other                                          27.0          30.7          12.7
                                        -----------   -----------   -----------
  Total non-interest revenues               1,084.0       1,081.5         987.6
                                        -----------   -----------   -----------

Interest revenue                              757.2         706.3         653.8
Interest expense                              352.9         319.8         263.6
                                        -----------   -----------   -----------
  Net interest income                         404.3         386.5         390.2
Provision for losses on receivables           120.7         209.8         137.1
                                        -----------   -----------   -----------
  Net credit income                           283.6         176.7         253.1
                                        -----------   -----------   -----------
  Net operating revenues                    1,367.6       1,258.2       1,240.7
                                        -----------   -----------   -----------

Employee compensation and benefits            483.7         428.1         432.7
Marketing and business development            147.7         201.7         167.5
Info. processing and communications           154.4         164.4         146.2
Facilities and equipment                       54.4          57.7          58.1
Other                                         165.1         173.8         136.0
                                        -----------   -----------   -----------
  Total non-interest expenses               1,005.3       1,025.7         940.5
                                        -----------   -----------   -----------

Income before income taxes                    362.3         232.5         300.2
Income tax expense                            140.2          92.5         115.7
                                        -----------   -----------   -----------

Net income                           $        222.1    $    140.0    $    184.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        379.5    $    345.6    $    320.5
Servicing fees                                222.7         191.5         200.3
Other                                           1.1           1.2           5.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 603.3         538.3         525.9
                                        -----------   -----------   -----------

Interest revenue                              702.9         673.4         675.2
Interest expense                              270.2         257.6         275.1
                                        -----------   -----------   -----------
  Net interest income                         432.7         415.8         400.1
Provision for loan losses                     304.2         271.3         225.0
                                        -----------   -----------   -----------
  Net credit income                           128.5         144.5         175.1
                                        -----------   -----------   -----------
  Net operating revenues                      731.8         682.8         701.0
                                        -----------   -----------   -----------

Employee compensation and benefits            129.8         119.3         124.2
Marketing and business development            187.5         174.0         164.4
Info. processing and communications           123.6         116.9         114.4
Facilities and equipment                       15.6          15.4          14.8
Other                                          83.2          94.1          85.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 539.7         519.7         503.6
                                        -----------   -----------   -----------

Income before income taxes                    192.1         163.1         197.4
Income tax expense                             72.1          59.7          73.1
                                        -----------   -----------   -----------

Net income                           $        120.0    $    103.4    $    124.3
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        343.6    $    285.8    $    265.6
Servicing fees                                162.6         187.8         174.2
Other                                           1.1           0.8           0.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 507.3         474.4         440.2
                                        -----------   -----------   -----------

Interest revenue                              698.6         639.9         596.9
Interest expense                              275.9         247.5         236.4
                                        -----------   -----------   -----------
  Net interest income                         422.7         392.4         360.5
Provision for loan losses                     287.1         190.2         135.7
                                        -----------   -----------   -----------
  Net credit income                           135.6         202.2         224.8
                                        -----------   -----------   -----------
  Net operating revenues                      642.9         676.6         665.0
                                        -----------   -----------   -----------

Employee compensation and benefits            119.2         112.3         104.8
Marketing and business development            201.2         187.6         132.0
Info. processing and communications           115.5         107.2         105.4
Facilities and equipment                       13.7          13.5          12.1
Other                                          89.2          77.1          85.4
                                        -----------   -----------   -----------
  Total non-interest expenses                 538.8         497.7         439.7
                                        -----------   -----------   -----------

Income before income taxes                    104.1         178.9         225.3
Income tax expense                             41.8          66.9          84.7
                                        -----------   -----------   -----------

Net income                           $         62.3    $    112.0    $    140.6
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                     Quarterly Credit Services Income Data
                                 (in millions)
                            (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/95       12/31/94       9/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        240.3    $    268.9    $    238.6
Servicing fees                                172.3         162.3         145.9
Other                                           0.3           0.2           0.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 412.9         431.4         384.9
                                        -----------   -----------   -----------

Interest revenue                              563.5         522.6         515.3
Interest expense                              225.7         197.8         178.8
                                        -----------   -----------   -----------
  Net interest income                         337.8         324.8         336.5
Provision for loan losses                     117.5         206.5         134.9
                                        -----------   -----------   -----------
  Net credit income                           220.3         118.3         201.6
                                        -----------   -----------   -----------
  Net operating revenues                      633.2         549.7         586.5
                                        -----------   -----------   -----------

Employee compensation and benefits            102.3          97.2          95.4
Marketing and business development            124.5         177.7         146.8
Info. processing and communications            90.9          95.7          85.4
Facilities and equipment                       11.8          11.5          11.3
Other                                          91.1          83.3          71.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 420.6         465.4         410.5
                                        -----------   -----------   -----------

Income before income taxes                    212.6          84.3         176.0
Income tax expense                             80.6          32.4          66.4
                                        -----------   -----------   -----------

Net income                           $        132.0    $     51.9    $    109.6
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/96       6/30/96       3/31/96
                                        -----------   -----------   -----------
Commissions                          $        264.3    $    303.8    $    300.7
Asset management and admin. fees              289.8         285.8         274.9
Principal transactions                        107.0         114.5         118.9
Investment banking                             45.7          57.6          64.7
Other                                          19.6          32.3          19.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 726.4         794.0         778.9
                                        -----------   -----------   -----------

Interest revenue                              190.8         189.9         186.2
Interest expense                              120.2         122.1         115.6
                                        -----------   -----------   -----------
  Net interest income                          70.6          67.8          70.6
Provision for losses on receivables             2.8           2.9           3.0
                                        -----------   -----------   -----------
  Net credit income                            67.8          64.9          67.6
                                        -----------   -----------   -----------
  Net operating revenues                      794.2         858.9         846.5
                                        -----------   -----------   -----------

Employee compensation and benefits            396.0         433.6         446.1
Marketing and business development             22.4          27.4          27.5
Info. processing and communications            66.6          69.0          67.7
Facilities and equipment                       48.2          48.3          46.4
Other                                          60.1          55.6          55.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 593.3         633.9         643.5
                                        -----------   -----------   -----------

Income before income taxes                    200.9         225.0         203.0
Income tax expense                             81.9          89.6          81.5
                                        -----------   -----------   -----------

Net income                           $        119.0    $    135.4    $    121.5
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/95       9/30/95       6/30/95
                                        -----------   -----------   -----------
Commissions                          $        273.8    $    266.2    $    247.9
Asset management and admin. fees              258.6         251.7         251.0
Principal transactions                        111.1         121.6         120.8
Investment banking                             48.8          45.1          48.7
Other                                          23.1          15.4          25.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 715.4         700.0         694.1
                                        -----------   -----------   -----------

Interest revenue                              206.4         204.3         215.7
Interest expense                              126.9         127.2         148.0
                                        -----------   -----------   -----------
  Net interest income                          79.5          77.1          67.7
Provision for losses on receivables             5.6           2.5           1.9
                                        -----------   -----------   -----------
  Net credit income                            73.9          74.6          65.8
                                        -----------   -----------   -----------
  Net operating revenues                      789.3         774.6         759.9
                                        -----------   -----------   -----------

Employee compensation and benefits            377.7         399.2         384.7
Marketing and business development             22.8          16.8          27.0
Info. processing and communications            76.0          62.7          66.3
Facilities and equipment                       48.2          47.3          46.3
Other                                          76.1          71.8          75.6
                                        -----------   -----------   -----------
  Total non-interest expenses                 600.8         597.8         599.9
                                        -----------   -----------   -----------

Income before income taxes                    188.5         176.8         160.0
Income tax expense                             72.7          70.1          63.1
                                        -----------   -----------   -----------

Net income                           $        115.8    $    106.7    $     96.9
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                       Quarterly Securities Income Data
                                 (in millions)
                   (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           3/31/95       12/31/94       9/30/94
                                        -----------   -----------   -----------
Commissions                          $        234.6    $    211.6    $    208.2
Asset management and admin. fees              245.5         245.3         243.9
Principal transactions                        125.4         121.6         105.8
Investment banking                             38.9          41.1          32.5
Other                                          26.7          30.5          12.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 671.1         650.1         602.7
                                        -----------   -----------   -----------

Interest revenue                              193.7         183.7         138.5
Interest expense                              127.2         122.0          84.8
                                        -----------   -----------   -----------
  Net interest income                          66.5          61.7          53.7
Provision for losses on receivables             3.2           3.3           2.2
                                        -----------   -----------   -----------
  Net credit income                            63.3          58.4          51.5
                                        -----------   -----------   -----------
  Net operating revenues                      734.4         708.5         654.2
                                        -----------   -----------   -----------

Employee compensation and benefits            381.4         330.9         337.3
Marketing and business development             23.2          24.0          20.7
Info. processing and communications            63.5          68.7          60.8
Facilities and equipment                       42.6          46.2          46.8
Other                                          74.0          90.5          64.4
                                        -----------   -----------   -----------
  Total non-interest expenses                 584.7         560.3         530.0
                                        -----------   -----------   -----------

Income before income taxes                    149.7         148.2         124.2
Income tax expense                             59.6          60.1          49.3
                                        -----------   -----------   -----------

Net income                           $         90.1    $     88.1    $     74.9
                                        ===========   ===========   ===========

                          DEAN WITTER, DISCOVER & CO.
                              STATISTICAL SUMMARY

                                            Third Quarter
                                      Sept 30, 1996   Sept 30, 1995
                                     ------------- -------------
Consolidated
Equity at end of period (millions)   $     4,978.2   $   4,724.1

Credit Services ($millions)
Managed loans
Average                              $    33,163.8   $  27,606.0
End of period                        $    33,793.8   $  28,161.3
Interest yield                               14.6%         15.3%
Interest spread                               8.4%          8.6%
Net charge-off rate                           5.4%          3.8%
Average total earning assets         $    34,560.3   $  28,469.5
Average total earning assets
  net int margin                              8.7%          9.0%

General purpose credit card mgd loans
Average                              $    29,552.8   $  24,128.8
End of period                        $    30,152.9   $  24,590.7
Net charge-off rate                           5.4%          3.8%

Owned loans--EOP                     $    20,282.7   $  17,474.6

                          DEAN WITTER, DISCOVER & CO.
                              STATISTICAL SUMMARY

                                            Year-to-date
                                      Sept 30, 1996   Sept 30, 1995
                                     ------------- -------------
Consolidated
Equity at end of period (millions)   $     4,978.2   $   4,724.1
Return on average equity (1)                 18.6%         18.7%
Pro forma book value per share - EOP $       30.87   $     29.29
Invstmt in SPSTSI-EOP mkt val (mil)  $       317.5   $     577.5

Credit Services ($millions)
Managed loans
Average                              $    32,145.9   $  26,562.7
End of period                        $    33,793.8   $  28,161.3
Interest yield                               14.6%         15.2%
Interest spread                               8.4%          8.4%
Net charge-off rate                           5.2%          3.5%
Average total earning assets         $    33,535.4   $  27,350.5
Avg tot earning assets net int margin         8.7%          8.9%

General purpose credit card mgd loans
Average                              $    28,399.5   $  23,354.2
End of period                        $    30,152.9   $  24,590.7
Net charge-off rate                           5.2%          3.6%

Owned loans - EOP                    $    20,282.7   $  17,474.6

General purpose credit card accts (mil)       38.4          34.6
NOVUS Network incr in merch loc. (thou)        320           243

Securities ($billions)
Account executives                           8,900         8,233
Total client assets                  $       239.7   $     213.2

Assets under management and administration:
Equity funds                         $        35.8   $      27.9
Fixed income funds                            24.0          25.1
Money market funds                            23.8          21.0
Investment management services                 2.9           2.4
Total                                $        86.5   $      76.4

ICS Assets                           $         9.8   $       7.8

(1) Twelve month trailing return on average equity.